Exhibit 10.106

Iowa State University Research Park Corporation
2711 South Loop Drive, Suite 4050
Ames, Iowa 50010-8648

Memorandum of Agreement

DATE:    October 25, 2014

TO:        Carl Langren
BioProtection Systems Corporation
2503 S. Loop Drive, Suite 5100
Ames, IA 50010

FROM:    Steven T. Carter, President

RE:	ADDENDUM TO THE LEASE BETWEEN ISU RESEARCH PARK CORPORATION AND BIOPROTECTION SYSTEMS CORPORATION DATED AUGUST 22, 2005.

The following information constitutes additions to the Lease Agreement between ISU Research Park Corporation (Landlord) and BioProtection Systems Corporation (Tenant). Upon signatures of appropriate representatives of Landlord and Tenant affixed to this Memorandum, this Memorandum becomes a part of that Lease Agreement dated August 22, 2005.

Tenant has requested and Landlord agrees to extend the lease for Suite 3900 (±3,147 rsf) in the following manner:

	Sq. Ft.	Sq. Ft.	Monthly	Monthly	Annual	Annual
	Base	Operating	Base	Operating	Base	Operating
Term	Rents	Rents	Rents	Rents	Rents	Rents
11/1/2014-
10/31/2015	$12.75	Actual	$3,343.69	Actual	$40,124.28	Actual

Exhibit 10.106

BioProtection Systems Corp. Page Two
October 25, 2014

Tenant leases the space as is. Any modifications will be at the Tenant’s sole expense. Landlord agrees to release Tenant from this lease obligation upon Tenant’s move into another facility at the ISU Research Park. Gas & water usage, as well as utility costs for the HVAC system, will be prorated & invoiced monthly. Electricity is metered separately & is invoiced directly from the provider. Subject to the terms of this Memorandum, Tenant agrees that all terms and conditions of the August 22, 2005 Lease and those described in this Memorandum shall remain in force.

Please sign and return both originals to my office by October 10, 2014 if you concur with the above terms. We will then send a fully executed copy for your records.

AGREED
FOR                    FOR
BioProtection Systems Corp.    ISU Research Park Corporation

/s/ Carl Langren            /s/ Steven Carter
Senior VP of Finance        Director
Title                    Title

10/25/2014                10/27/2014
Date                    Date